Exhibit 10.29

AMENDMENT NO. 1

TO

REGISTRATION RIGHTS AGREEMENT

This AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT (this

“Amendment”) is made effective as of December 7, 2018 (the “Effective Date”), by and among NextDecade Corporation, a Delaware corporation (the “Company”), and certain entities listed on Schedule I (the “Holders”) attached hereto.    Capitalized terms used but not otherwise defined in this Amendment shall have the meaning ascribed to such term in the Original Agreement (as defined below).

RECITALS:

WHEREAS, the Company and the Holders entered into that certain Registration Rights Agreement, dated as of August 9, 2018 (the “Original Agreement”); and

WHEREAS, the Company and the Holders desire to amend the Original Agreement to provide for certain changes as more fully set herein.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises, the terms and provisions set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Amendment. Section 2(a)(i) of the Original Agreement is amended and restated in its entirety as follows:

“(i)  Filing.  The Company shall, as soon as practicable after the date that is one hundred twenty (120) days from the date of this Agreement, but in any event within thirty (30) days after the date that is one hundred twenty (120) days from the date of this Agreement, file a Registration Statement under the Securities Act to permit the public resale of all the Registrable Securities held by the Holders from time to time as permitted by Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) (the “Shelf Registration Statement”) on the terms and conditions specified in this Section 2(a) and shall use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective as soon as practicable after the filing thereof, but in any event no later than the earlier of (i) ninety (90) days (or one hundred and twenty (120) days if the Commission notifies the Company that it will “review” the Shelf Registration Statement) after the date that is one hundred twenty (120) days from the date of this Agreement and (ii) the tenth (10th) business day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Shelf Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effectiveness Deadline”). The Shelf Registration Statement filed with the

Commission pursuant to this Section 2(a) shall be on Form S-3 or, if Form S-3 is not then available to the Company, on Form S-1 or such other form of registration statement as is then available to effect a registration for resale of such Registrable Securities, covering such Registrable Securities, and shall contain a prospectus in such form as to permit any Holder to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) at any time beginning on the effective date for such Shelf Registration Statement. A Shelf Registration Statement filed pursuant to this Section 2(a) shall provide for the resale pursuant to any method or combination of methods legally available to, and requested by, the Holders.  As soon as practicable following the effective date of a Shelf Registration Statement filed pursuant to this Section 2(a), but in any event within three (3) business days of such date, the Company shall notify the Holders of the effectiveness of such Registration Statement. When effective, a Shelf Registration Statement filed pursuant to this Section 2(a) (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any Prospectus contained in such Shelf Registration Statement, in the light of the circumstances under which such statement is made).

2.

Reference to and Effect on the Original Agreement.  This Amendment shall be deemed to form an integral part of the Original Agreement and construed in connection with and as part of the Original Agreement, and all terms, conditions, covenants and agreements set forth in the Original Agreement, except as explicitly set forth herein, are hereby ratified and confirmed and shall remain in full force and effect, unmodified in any way. In the event of any inconsistency or conflict between the provisions of the Original Agreement and this Amendment, the provisions of this Amendment will prevail and govern. All references to the “Agreement” in the Original Agreement shall hereinafter refer to the Agreement as amended and supplemented by this Amendment.

3.

Counterparts.  This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

[Signature Page Follows]

2

IN WITNESS WHEREOF, the parties hereto have executed this Amendment in order to evidence the adoption hereof as of the Effective Date.

NEXTDECADE CORPORATION

By: /s/ Matthew Schatzman

Name:Matthew Schatzman

Title:President and CEO

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment in order to evidence the adoption hereof as of the Effective Date.

Valinor Management, L.P.

By: /s/ Owen Schmidt

Name:Owen Schmidt

Title:General Counsel

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

SCHEDULE I

HOLDERS

1. Valinor Capital Partners, L.P.

2. Valinor Capital Partners Offshore Master Fund, L.P.

3. VND Partners, L.P.

[Schedule I to Amendment No. 1 to Registration Rights Agreement]